SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549



Form 8-K

CURRENT REPORT


Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934



Date of Report:
January 27, 1994



			   SALOMON INC
(Exact name of registrant as specified in its charter)




	   Delaware	       	            1-4346	          22-1660266
	(State of Incorporation)	(Commission File No.)(IRS Employer
                                                        Identification No.)


Seven World Trade Center, New York, New York	     10048
(Address of Principal Executive Offices)    	  (Zip Code)



(212) 783-7000
(Registrant's Telephone No.)

Item 5.		Other Events

On January 27, 1994, the Registrant issued a press release, a copy of which is filed herewith as Exhibit 28 and incorporated herein by reference in its entirety.



Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

Exhibits:

	(28)	Press release dated January 27, 1994

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


SALOMON INC
(Registrant)


Date:  January 27, 1994    By:	/s/  David C. Fisher
                                      Controller